UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Installed Building Products, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Online

Go to www.envisionreports.com/IBP or scan the QR code – You will need the number in the shaded bar below.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Installed Building Products, Inc. to be Held on May 27, 2021 at 10:00 a.m. Eastern Time.

The Annual Meeting will be conducted as a virtual meeting by means of a live webcast. To participate in the Annual Meeting, please visit www.meetingcenter.io/269787416. To access the virtual meeting you must have the information that is printed in the shaded bar above. The password for the meeting is IBP2021.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or to request a copy. The items to be voted on are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting. Our 2020 Annual Report and 2021 Proxy Statement are available at:

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/IBP.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 17, 2021 to facilitate timely delivery.

2 N O T

03FM0B

Installed Building Product, Inc.’s Annual Meeting of Stockholders will be held on May 27, 2021 at 10:00 a.m. Eastern Time.

The Annual Meeting will be conducted as a virtual meeting by means of a live webcast. To participate in the Annual Meeting, please visit www.meetingcenter.io/269787416. To access the virtual meeting you must have the information that is printed in the shaded bar on the reverse side of this form. The password for the meeting is IBP2021.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3:

1.	Election of Directors:

01 - Margot L. Carter

02 - David R. Meuse

03 - Michael H. Thomas

2.	To ratify of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021.
3.	To approve, on an advisory basis, of the compensation of our named executive officers.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet - Go to www.envisionreports.com/IBP. Click Cast Your Vote or Request Materials.

–	Phone - Call us free of charge at 1-866-641-4276.

–	Email - Send an email to investorvote@computershare.com with “Proxy Materials Installed Building Products, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 17, 2021.